EXHIBIT 10.3

                     AMENDMENT #1 TO SUBSCRIPTION AGREEMENT


         THIS AMENDMENT (the "Amendment") is made to those certain Subscription Agreements by and between Voiceflash Networks, Inc. ("Voiceflash") and Alpha Capital Aktiengesellschaft and Stonestreet Limited Partnership (each a "Subsriber" and collectively "Subscribers") dated August 6, 2001 (the "Subscription Agreement[s]").

         WHEREAS, pursuant to Section 10.1(iv) of the Subscription Agreement, Voiceflash was required to file a registration statement ("Registration Statement") with the Securities and Exchange Commission on or before October 5, 2001 ("Filing Date") which Registration Statement was required to be declared effective by the Securities and Exchange Commission on or before December 4, 2001 ("Effective Date"). Failure by the Debtor to timely file the Registration Statement by the Filing Date or for such Registration Statement not to be declared effective on or prior to the Effective Date is a Non-Registration Event (as defined in Section 10.4 of the Subscription Agreement) which gives rise to Liquidated Damages as set forth in Section 10.4 of the Subscription Agreement and further constitutes an Event of Default pursuant to Section 3.12 of the Notes issued to the Subscribers by Voiceflash pursuant to the Subscription Agreement ("Notes"); and

         WHEREAS, Voiceflash acknowledges that a Non-Registration Event has occurred in connection with the Filing Date.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Each of the Subscribers hereby waives its rights in connection with, and amounts payable to Subscribers as a result of, the Non-Registration Event that has occurred, provided the Debtor complies with its registration obligations as if November 15, 2001 were the Filing Date, and as if February 6, 2002 were the Effective Date. In the event a further Non-Registration Event occurs with respect to the amended Filing Date, then the foregoing waiver of Liquidated Damages shall be null and void, the original Filing Date and Effective Date shall be reinstated, and Liquidated Damages will accrue and be payable from such original Filing Date and Effective Date.

         2. Voiceflash shall include for registration in the Registration Statement on behalf of the Subscribers, in proportion to the principal amount of Notes subscribed to by them (i.e. $525,000 for Alpha Capital Aktiengesellschaft and $225,000 for Stonestreet Limited Partnership) not less than 2,000,000 shares of Voiceflash Common Stock for issuance upon conversion of the Notes.

         3. Voiceflash further agrees that Voiceflash will comply with the registration requirements set forth in Section 10.1(iv) of the Subscription Agreement as to the amount of Common Stock required to be registered in the Registration Statement on behalf of the Subscribers by filing an amendment to the Registration Statement, if so required, not later than December 7, 2001.

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         4. In partial consideration of the waiver described herein, Voiceflash shall issue in the denominations set forth on Schedule A hereto, common stock purchase warrants in the form annexed hereto as Exhibit B ("Warrants"). The Warrants shall be deemed issued pursuant to the Subscription Agreement. The holders of the Warrants are granted all of the rights and benefits including but not limited to the registration rights and indemnification granted to the holders of Warrants previously issued pursuant to the Subscription Agreement.

         5. Except as described in this Amendment, all other terms and conditions of the Subscription Agreements and documents delivered therewith remain unchanged, unamended and in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date and at the place indicated below their respective signatures.

                                        VOICEFLASH NETWORKS, INC.


                                        By:_______________________________


                                        ALPHA CAPITAL AKTIENGESELLSCHAFT


                                        By:_______________________________


                                        STONESTREET LIMITED PARTNERSHIP


                                        By:_______________________________


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                            SCHEDULE A TO AMENDMENT 1
                            TO SUBSCRIPTION AGREEMENT


                                         WARRANTS
---------------------------------------- ---------------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT          95,000
A Lichtenstein corporation
Pradafant 7, 9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
---------------------------------------- ---------------------------------------
STONESTREET LIMITED PARTNERSHIP           40,000
C/o Canaccord Capital Corporation
320 Bay Street, Suite 1300
Toronto, ON M5H 4A6, Canada
Fax: 416-956-8989
---------------------------------------- ---------------------------------------
GEM STUDIO INC.                           15,000
420 Lexington Avenue
New York, New York 10019
Fax: 212-986-5178
---------------------------------------- ---------------------------------------
TOTAL                                    150,000
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